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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): February 5, 2002


Merrill Lynch Mortgage Investors, Inc., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2002, which forms Mortgage Loan Asset Backed Certificates, Series 2002-AFC 1)

                    Merrill Lynch Mortgage Investors, Inc.
            (exact name of registrant as specified in its charter)



           Delaware                     333-47270              ###-##-####
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)                File Number)        Identification No.)



                      World Financial Center, North Tower
                           New York, New York 10281
                   (Address of Principal Executive Offices)


      Registrant's telephone number, including area code: (212) 449-1000


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Item 5.  Other Events.
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Filing of Computational Materials
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     In connection with the proposed offering of the Merrill Lynch Mortgage
Investors, Inc., Mortgage Loan Asset Backed Certificates, Series 2002-AFC 1, Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") has prepared certain computational materials, including a structural term sheet and collateral terms sheets (collectively, the "Computational Materials") for distribution to their potential investors. Although Merrill Lynch Mortgage Investors, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     The Computational Materials are attached hereto as Exhibit 99.1. These Computational Materials supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.






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         Item 7.  Financial Statements, Pro Forma Financial

       Information and Exhibits.
       ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials.

























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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Merrill Lynch Mortgage Investors,
                                          Inc.



                                          By:
                                               -----------------------------
                                               Name:
                                               Title:



Dated:  February 5, 2002



















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Exhibit Index
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Exhibit                                                              Page
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99.1              Computational Materials                              6





















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